Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Rimage Corporation:

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/    KPMG LLP

                                              KPMG LLP


Minneapolis, Minnesota
May 10, 2000